EXHIBIT 10.1


                          CONSENT OF NOTE HOLDER


      WHEREAS, the undersigned ("Note Holder") entered into that certain Note Purchase Agreement dated as of August 12, 1999 (the "Note Purchase Agreement") with RBF Exploration Co., a Nevada corporation ("Issuer"); and

     WHEREAS, as a condition to Note Holder entering into the Note Purchase Agreement, Issuer entered into that certain Trust Indenture and Security Agreement dated as of August 12, 1999 ("Indenture") with Chase Bank of Texas, National Association, as Trustee ("Trustee"); and

     WHEREAS, Issuer now desires to amend or replace, or have amended or replaced, certain documents subject or related to the Indenture that are listed on Schedule A hereto (the "Amended Documents") in connection with the delivery of the Drilling Rig (as defined in the Indenture) (the "Stage One Delivery"); and

     WHEREAS, Issuer now desires to enter into, or have entered into or created, certain documents that are listed on Schedule B hereto (the "New Documents" and collectively with the Amended Documents, the "Stage One Documents") in connection with the Stage One Delivery;

     NOW, THEREFORE, to comply with the provisions of Article 11 of the Indenture and to allow for the Stage One Delivery, Note Holder hereby expressly agrees, consents or declares to Trustee as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed thereto in that certain Supplemental Indenture and Amendment of even date herewith (the "Supplemental Indenture") by and among BTM Capital Corporation, a Delaware corporation ("Independent Owner"), Trustee and Issuer or, if not therein, in the Indenture.

     2. Solicitation. Note Holder has been informed of, and had an opportunity to review, each of the New Documents and has been afforded the opportunity of considering such New Documents with sufficient information to make an informed decision with respect thereto. Note Holder has not, directly or indirectly, received any remuneration, whether of supplemental or additional interest, fee or otherwise as consideration for entering into the New Documents.

     3. Documents. Note Holder has received copies of each of the Stage One Documents and hereby consents, to the extent required by the Indenture, to (a) the amendment, change or novation of the Amended Documents and (b) the execution and delivery of each of the New Documents. Note Holder hereby directs Trustee, to the extent required or permitted by the Indenture, to (a) execute and deliver each of the New Documents to which Trustee is a party and (b) deliver to the Sureties the Original Performance Bond.

     4. Security Interests. Note Holder hereby consents, to the extent required by the Indenture, (a) to the release of the security interest by the Trustee as provided in Section 2.03(a) of the Supplemental Indenture,
(b) to the concurrent grant of the security interest by the Independent Owner to Trustee as provided in Article 3 of the Supplemental Indenture and
(c) to the creation, modification or release of such other liens, if any, provided for in the New Documents.

     5. Trustee Consent Authorized. Note Holder hereby consents, to the extent required by the Indenture, to the consents given by the Trustee under Article 2 of the Supplemental Indenture.

     6.     Waiver  of  Notice.   Note  Holder  hereby  waives  the  notice
requirements  otherwise required to be given by the Trustee  under  Section
11.3 of the Indenture.

     7. No Further Consent. Note Holder expressly does not hereby or otherwise consent to (a) any further amendment, change, assignment or novation of (i) the Stage One Documents after the execution and delivery thereof in the form provided to Note Holder or (ii) any other Transaction Document, (b) to any sale, assignment or other disposition of the Drilling Rig or the Equipment other than pursuant to the Put Option in Section 10 of the Sale and Funding Agreement, subject to the conditions set forth in
Section 2.03(c) of the Supplemental Indenture or (c) to any assignment by the Issuer of any of its right, title or interest in, to or under the SDDI Contract or the Operation and Maintenance Agreement, whether or not contemplated by the Stage One Documents.

     8. Principal Amount Owed. Note Holder is the record owner of a Note in the principal amount as set forth below its signature and, as such, has all requisite authority to execute and deliver this consent.



                         [signature page follows]

     IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of February 1, 2000.

                         NOTE HOLDER:

                         VICTORY RECEIVABLES CORPORATION

                         By:______________________________
                         Name:
                         Title:

                         Class A1 Note Holder in the amount of
                         $200,000,000.00

     IN WITNESS WHEREOF, the  undersigned  Note  Holder  has  caused   this
Consent of Note Holder to be executed and delivered by its duly authorized officer as of February 1, 2000.

                         NOTE HOLDER:

                         ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         By:______________________________
                         Name:
                         Title:

                         Class A2 Note Holder in the amount of
                         $10,000,000.00

     IN WITNESS WHEREOF, the  undersigned  Note  Holder  has  caused   this
Consent of Note Holder to be executed and delivered by its duly authorized officer as of February 1, 2000.

                         NOTE HOLDER:

                         FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         By:______________________________
                         Name:
                         Title:

                         Class A2 Note Holder in the amount of $5,000,00.00

     IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of February 1, 2000.

                         NOTE HOLDER:

                         PARTHENON RECEIVABLES FUNDING LLC

                         By:   Parthenon  Receivables Funding  Corporation,
                         its sole member

                         By:______________________________
                         Name:
                         Title:

                         Class A2 Note Holder in the amount of
                         $35,000,000.00


                         SCHEDULE A

                             Amended Documents

1.   Indenture

2.   Construction Contract

3.   Construction Supervisory Agreement

4.   Performance Guarantee

5.   Performance Bond

6.   Note Purchase Agreements

7. UCC-1 Financing Statement file number 99-164271 executed by Issuer in favor of Trustee filed on August 16, 1999

                                SCHEDULE B

                               New Documents

1.   Supplemental Indenture

2.   Amendment to Note Purchase Agreement

3.   New Performance Bond

4.   First Preferred Ship Mortgage

5.   New Construction Supervisory Agreement

6.   Sale and Funding Agreement

7.   Novation Agreement

8. Certain UCC-1 Financing Statements executed by Issuer and Independent Owner in favor of Trustee relating to security interests granted under the Indenture, Supplemental Indenture and the Assignment of Interests

9. UCC-3 Financing Statement Change executed by Issuer and Trustee affecting and evidencing the transaction contemplated by the Stage One Documents

10. Acknowledgment of Rig Ownership and Ratification of Operation and Maintenance Agreement by and among Parent, Issuer and Independent Owner

11.  New Performance Guarantee

12.  Collection Account Notification Letter

13. Acknowledgment of Independent Transaction of even date herewith by and among each Note Holder signatory to the Note Purchase Agreements, Issuer, Independent Owner and Trustee